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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event

                         Reported): December 23, 1998

                              THE PROVIDENT BANK

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            (Exact name of registrant as specified in its charter)

              Ohio                       333-62595            31-0412725
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(State or Other Jurisdiction of      (Commission File     (I.R.S. Employer
         Incorporation)                   Number)         Identification No.)

       One East Fourth Street
          Cincinnati, Ohio                              45202
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       (Address of Principal                        (Zip Code)
        Executive Offices)

       Registrant's telephone number, including area code (513) 579-2000

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Item 5.  Other Events.
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6,
1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-62595). The financial statements will be referred to in the prospectus supplement relating to the Company's Home Equity Loan Asset-Backed Certificates, Series 1998-4. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP to the use of their name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as
Exhibit 23.

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Item 7.  Financial Statements, Pro Forma Financial

                  Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.               Consent of PricewaterhouseCoopers LLP

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PROVIDENT BANK



                                                     By:   /s/ Kevin Shea
                                                         ---------------------
                                                         Name:  Kevin M. Shea
                                                         Title: Vice President

Dated:  December 23, 1998

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                                 Exhibit Index
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    Exhibit                                                              Page
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    23.    The Consent of PricewaterhouseCoopers LLP......................6

                EXHIBIT 23: CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectus Supplement of The Provident Bank relating to Provident Bank Home Equity Loan Trust 1998-4, of our report dated February 3, 1998, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our firm under the caption "Experts".

                                           \s\  PricewaterhouseCoopers LLP
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                                                PricewaterhouseCoopers LLP

New York, New York
December 23, 1998